8. Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
8. Discontinued Operations

In accordance with the provisions of ASC Subtopic 205-20, Discontinued Operations, management of the Company determined that its commercial real estate leases described below, which were accounted for as direct finance leases, met the definition of a component of the Company. As this asset group met the definition of a component, management determined that presentation of the leasing operations should be presented as discontinued operations. A more thorough description of those operations is included below.

Description of Commercial Real Estate Leasing Arrangements

In 2007, the Company purchased three tracts of commercial real estate from and leased the same property to Hardy Management Company Inc. (the “lessee”), an affiliate of the 84 Lumber Company.

Each of the three leases included a provision that allowed the Company to require the lessee to purchase the property at any point in time for a purchase price equal to ten times the annual rent in place at that time. Additionally, each lease contained a similar provision allowing the lessee to purchase the property at any point in time for the same amount. These provisions were accounted for similar to residual value guarantees, and, due primarily to these provisions, each of these three leases was accounted for as a direct financing capital lease.

The combined annual payments of the three leases totaled $1,033, which was due for a period of 20 years from the June 2007 origination date. Certain payments were made by the lessee in advance each year and recorded by the Company as Unearned income. Each of the leases called for escalation of the payment amounts after each five year period; however, the Company’s management determined that it was unlikely that any such escalation would occur.

Throughout the course of the leases, the lessee was current (or paid in advance) on its payments; therefore, the financing receivables were considered performing.

During May and September of 2011, the lessee exercised its options and purchased the leased properties from the Company, and the leases were thereby terminated. The sales price of the leased properties totaled $10,327, which was the same as the original purchase price and investment in the commercial real estate leases (direct financing leases); therefore, there was no gain or loss on these sales. As a part of this transaction, the lessee withheld the Unearned income discussed above and paid off or assumed all outstanding debt (Note payable bank) related to the leased properties.

Notes Payable Bank

The Company financed the purchase of the assets in 2007 that were then leased, as described above, via three loans with a financial institution. These loans each had fixed interest rates of 7% for a period of five years, and then variable interest thereafter, and were due in annual installments of principal and interest over a period of 15 years. The Company fulfilled its obligations under the loans and has been released from all future debts and liabilities by the lender. Two of the three loans were assumed by the lessee upon the purchase of the leased property in 2011, and one was re-paid entirely. There were no loan fees charged by the bank other than interest.

For the years 2012 and 2011, the income (loss) from discontinued operations consisted of the following:

	2012	2011
Interest income on direct financing leases	$–	$638
Selling, general and administrative expenses	–	69
Interest expense	–	260
Income from discontinued operations	$–	$309

At December 31, 2012 and 2011, there were no assets or liabilities associated with the discontinued leases and their related borrowings reflected in the accompanying consolidated balance sheets.